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                                                                    EXHIBIT 99.1

                                     BYLAWS

                                       OF

                                  CYGNUS, INC.

                         (as amended February 24, 2005)

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                               TABLE OF CONTENTS

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                                                                                                            PAGE
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ARTICLE 1  - OFFICES.....................................................................................     1

     1.1   Registered Office.............................................................................     1

     1.2   Other Offices.................................................................................     1

ARTICLE 2  - MEETINGS OF STOCKHOLDERS....................................................................     1

     2.1   Place of Meetings.............................................................................     1

     2.2   Annual Meetings...............................................................................     1

     2.3   Special Meetings..............................................................................     1

     2.4   Notice of Meetings............................................................................     2

     2.5   Advance Notice of Stockholder Nominees and Stockholder Business...............................     2

     2.6   Quorum........................................................................................     3

     2.7   Adjourned Meeting; Notice.....................................................................     4

     2.8   Voting........................................................................................     4

     2.9   Validation of Meetings; Waiver of Notice; Consent.............................................     4

     2.10  Stockholder Action by Written Consent Without a Meeting.......................................     5

     2.11  Record Date for Stockholder Notice; Voting; Giving Consents...................................     5

     2.12  Proxies.......................................................................................     5

     2.13  Inspectors of Election........................................................................     5

     2.14  Organization..................................................................................     6

     2.15  List of Stockholders Entitled to Vote.........................................................     6

ARTICLE 3  - DIRECTORS...................................................................................     7

     3.1   General Powers................................................................................     7

     3.2   Number; Election; Tenure and Qualification....................................................     7

     3.3   Resignation and Vacancies.....................................................................     7

     3.4   Removal of Directors..........................................................................     8

     3.5   Regular Meetings..............................................................................     8

     3.6   Special Meetings..............................................................................     8

     3.7   Notice of Special Meetings....................................................................     8

     3.8   Meetings by Telephone Conference Calls........................................................     9

     3.9   Quorum........................................................................................     9

     3.10  Action at Meeting.............................................................................     9

     3.11  Waiver of Notice..............................................................................     9
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                                       -i-

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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     3.12  Adjournment...................................................................................    9

     3.13  Notice of Adjournment.........................................................................    9

     3.14  Action by Consent.............................................................................    9

     3.15  Committees....................................................................................    9

     3.16  Compensation of Directors.....................................................................   10

     3.17  Approval of Loans to Officers.................................................................   10

ARTICLE 4  - OFFICERS....................................................................................   10

     4.1   Enumeration...................................................................................   10

     4.2   Election......................................................................................   10

     4.3   Qualification.................................................................................   11

     4.4   Tenure........................................................................................   11

     4.5   Resignation and Removal.......................................................................   11

     4.6   Vacancies.....................................................................................   11

     4.7   Chairman of the Board and Vice Chairman of the Board..........................................   11

     4.8   President.....................................................................................   11

     4.9   Vice Presidents...............................................................................   11

     4.10  Secretary and Assistant Secretaries...........................................................   12

     4.11  Chief Financial Officer.......................................................................   12

     4.12  Authority and Duties of Officers..............................................................   12

     4.13  Bonded Officers...............................................................................   12

     4.14  Salaries......................................................................................   13

ARTICLE 5  - CAPITAL STOCK...............................................................................   13

     5.1   Issuance of Stock.............................................................................   13

     5.2   Certificates of Stock.........................................................................   13

     5.3   Transfers.....................................................................................   13

     5.4   Lost, Stolen or Destroyed Certificates........................................................   14

ARTICLE 6  - INDEMNIFICATION.............................................................................   14

     6.1   Indemnification of Directors, Officers, Employees and other Agents............................   14

     6.2   Insurance.....................................................................................   15

     6.3   Indemnification Contracts.....................................................................   15

ARTICLE 7  - GENERAL PROVISIONS..........................................................................   15
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                                      -II-

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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     7.1   Fiscal Year...................................................................................   15

     7.2   Corporate Seal................................................................................   16

     7.3   Execution of Investments......................................................................   16

     7.4   Checks; Drafts; Evidences of Indebtedness.....................................................   16

     7.5   Record Date for Purposes Other than Notice and Voting.........................................   16

     7.6   Voting of Securities..........................................................................   16

     7.7   Evidence of Authority.........................................................................   16

     7.8   Reliance Upon Books and Records...............................................................   16

     7.9   Certificate of Incorporation..................................................................   17

     7.10  Severability..................................................................................   17

     7.11  Certificate and Inspection of Bylaws..........................................................   17

     7.12  Business Combinations with Interested Stockholders............................................   17

ARTICLE 8  - AMENDMENTS..................................................................................   17

ARTICLE 9  - DISSOLUTION.................................................................................   17

ARTICLE 10 - CUSTODIAN...................................................................................   18

     10.1  Appointment of a Custodian in Certain Cases...................................................   18

     10.2  Duties of Custodian...........................................................................   18
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                                      -III-
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                                     BYLAWS
                                       OF
                                  CYGNUS, INC.
                            (a Delaware corporation)

                              ARTICLE 1 - OFFICES

      1.1 REGISTERED OFFICE. The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation.

      1.2 OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                      ARTICLE 2 - MEETINGS OF STOCKHOLDERS

      2.1 PLACE OF MEETINGS. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the principal executive office of the corporation.

      2.2 ANNUAL MEETINGS. Annual meetings of the stockholders shall be held at such date and time as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of the meeting. At the meeting, directors shall be elected, and any other proper business may be transacted.

      2.3 SPECIAL MEETINGS. Special meetings of stockholders may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships) at the time any such resolution is presented to the Board of Directors for adoption, on such date, and at such time as the Board of Directors shall fix.

            If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section
2.4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

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      2.4 NOTICE OF MEETINGS. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state those matters with the Board of Directors, at the time of giving notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation.

      2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS. (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive officers of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his or her capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (a). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions

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of this paragraph (a), and, if he or she should so determine, such chairman shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

            (b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (b) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in paragraph (a) of this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholders, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (a) of this Section 2.5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, such chairman shall so declare at the meeting, and the defective nomination shall be disregarded.

            (c) For purposes of this Section 2.5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the 1934 Act.

      2.6 QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy duly authorized, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) by vote of the holders of a majority of the shares represented thereat present in person or represented by proxy duly authorized, shall have power to adjourn the meeting in accordance with Section 2.7 of these Bylaws.

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            When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the law or the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question. The stockholders present at a duly called or held meeting at which a quorum is initially present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the stock required to initially constitute a quorum.

      2.7 ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time and place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      2.8 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 (or their successors) of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

            Except as may otherwise be provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. No stockholder will be permitted to cumulate votes at any election of directors. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect.

      2.9 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

            Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law

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to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

      2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. The stockholders of the corporation may not take action by written consent without a meeting. Any such actions must be taken at a duly called annual or special meeting.

      2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS. For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

            If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

            A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

            The record date for any other purpose shall be as provided in
Section 7.5 of these Bylaws.

      2.12 PROXIES. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the applicable provisions of the General Corporation Law of Delaware.

      2.13 INSPECTORS OF ELECTION. Before any meeting of stockholders, the Board of Directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or stockholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any

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person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

            Such inspectors shall:

                  (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

                  (b) receive votes, ballots or consents;

                  (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d) count and tabulate all votes or consents;

                  (e) determine when the polls shall close;

                  (f) determine the result; and

                  (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

      2.14 ORGANIZATION. The Chairman of the Board of Directors, or if a Chairman has not been appointed or is absent, the President, or in the absence of the President, the most senior Vice President present, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the Chairman of the Board, the President, and all of the Vice Presidents, the stockholders shall appoint a chairman for such meeting. The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

      2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the

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meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                             ARTICLE 3 - DIRECTORS

      3.1 GENERAL POWERS. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

      3.2 NUMBER; ELECTION; TENURE AND QUALIFICATION. The Board of Directors shall consist of one or more members. The number of directors shall be four (4), and thereafter shall be fixed from time to time by resolution of the Board of Directors.

            Each director shall be elected by the stockholders at the annual meeting and shall hold office until the next annual meeting and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. No reduction in the authorized number of directors shall have the effect of removing any director before that director's term of office expires. Directors need not be stockholders of the corporation.

      3.3 RESIGNATION AND VACANCIES. Any director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of one or more directors is effective at a future time, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

            Vacancies in the Board of Directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

            Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

                  (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may

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be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

            If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided under the General Corporation Law of Delaware.

            If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the applicable provisions of the General Corporation Law of Delaware.

      3.4 REMOVAL OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law or the Certificate of Incorporation, the Board of Directors, or any individual director, may be removed from office at any time with cause by the affirmative vote of holders of at least a majority of the voting power of all the then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors.

      3.5 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place, within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

      3.6 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

      3.7 NOTICE OF SPECIAL MEETINGS. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be given to each director in person, by telephone, by facsimile transmission or be telegram sent to his or her business or home address at least forty-eight (48) hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

      3.8 MEETINGS BY TELEPHONE CONFERENCE CALLS. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

      3.9 QUORUM. A majority of the authorized number of directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number of directors so fixed constitute a quorum.

      3.10 ACTION AT MEETING. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

      3.11 WAIVER OF NOTICE. Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at is commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

      3.12 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

      3.13 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than forty-eight (48) hours. If the meeting is adjourned for more than forty-eight (48) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these Bylaws, to the directors who were not present at the time of the adjournment.

      3.14 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

      3.15 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

      3.16 COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      3.17 APPROVAL OF LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                              ARTICLE 4 - OFFICERS

      4.1 ENUMERATION. The officers of the corporation shall consist of a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint, or may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

      4.2 ELECTION. The President, Chief Financial Officer and Secretary shall be elected by the Board of Directors at its first meeting following the annual meeting of stockholders.

      4.3 QUALIFICATION. The President need not be a director. No officer need be a stockholder. Any two or more offices may be held by the same person.

      4.4 TENURE. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his or her earlier death, resignation or removal.

      4.5 RESIGNATION AND REMOVAL. Any officer may resign by delivering his or her written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

            Subject to the rights, if any, of any officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

      4.6 VACANCIES. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Chief Financial Officer and Secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until such successor is elected and qualified, or until his or her earlier death, resignation or removal.

      4.7 CHAIRMAN OF THE BOARD AND VICE CHAIRMAN OF THE BOARD. If the Board of Directors appoints a Chairman of the Board, he or she shall, when present, preside at all meetings of the Board of Directors. He or she shall perform such duties and possess such powers as are usually vested in the office of the Chairman of the Board or may be vested in him by the Board of Directors. If the Board of Directors appoints a Vice Chairman of the Board, he or she shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

      4.8 PRESIDENT. The President shall be the chief operating officer of the corporation. He or she shall also be the chief executive officer of the corporation unless such title is assigned to a Chairman of the Board. The President shall, subject to the direction of the Board of Directors, have general supervision and control of the business of the corporation. Unless otherwise provided by the directors, he or she shall preside at all meetings of the stockholders and of the Board of Directors (except as provided in Section
4.7 above). The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

      4.9 VICE PRESIDENTS. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President, the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

      4.10 SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

            Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

            In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

      4.11 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

            The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

      4.12 AUTHORITY AND DUTIES OF OFFICERS. In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders.

      4.13 BONDED OFFICERS. The Board of Directors may require any officer to give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors upon such terms and conditions as the Board of Directors may specify, including without limitation a bond for the faithful performance of his or her duties and for the restoration to the corporation of all property in such officer's possession or under such officer's control belonging to the corporation.

      4.14 SALARIES. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                           ARTICLE 5 - CAPITAL STOCK

      5.1 ISSUANCE OF STOCK. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

      5.2 CERTIFICATES OF STOCK. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Chief Financial Officer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

            Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

            The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

      5.3 TRANSFERS. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

      5.4 LOST, STOLEN OR DESTROYED CERTIFICATES. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

                          ARTICLE 6 - INDEMNIFICATION

      6.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation shall, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any director or officer which it shall have power to indemnify against any expenses, liabilities or other matters referred to in or covered by the relevant sections of the General Corporation Law of Delaware. The indemnification provided for in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) shall continue as to a person who has ceased to be a director or officer and (iii) shall inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

            Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

            The foregoing provisions of this Section 6.1 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this

Bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

            The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that such person, his or her testator or intestate, is or was an officer or employee of the corporation.

            To assure indemnification under this Article of all such persons who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware (or its successor) shall, for the purposes of this Article, be interpreted as follows: "other enterprises" shall be deemed to include such an employee benefit plan, including, without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines"; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

      6.2 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

      6.3 INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to cause the corporation to enter into indemnification contracts with any director, officer, employee or agent of the corporation or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article 6.

                         ARTICLE 7 - GENERAL PROVISIONS

      7.1 FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

      7.2 CORPORATE SEAL. The corporate seal shall be in such form as shall be approved by the Board of Directors.

      7.3 EXECUTION OF INVESTMENTS. The President or the Chief Financial Officer shall have power to execute and deliver on behalf and in the name of the corporation any instrument requiring the signature of an officer of the corporation, except as otherwise provided in these Bylaws, or where the execution and delivery of such an instrument shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

      7.4 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

      7.5 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

            If the Board of Directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the date on which the Board of Directors adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

      7.6 VOTING OF SECURITIES. Except as the directors may otherwise designate, the President, any Vice President, the Secretary or Chief Financial Officer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

      7.7 EVIDENCE OF AUTHORITY. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

      7.8 RELIANCE UPON BOOKS AND RECORDS. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

      7.9 CERTIFICATE OF INCORPORATION. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time. These Bylaws are subject to the provisions of the Certificate of Incorporation and applicable law.

      7.10 SEVERABILITY. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

      7.11 CERTIFICATE AND INSPECTION OF BYLAWS. The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

      7.12 BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation shall not be governed by Section 203 (or its successor) of the General Corporation Law of the State of Delaware.

                             ARTICLE 8 - AMENDMENTS

            The Bylaws may be altered or amended or new Bylaws may be adopted by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares entitled to vote. The Board of Directors shall also have the power, if such power is conferred upon the Board of Directors in the Certificate of Incorporation, to adopt, amend or repeal the Bylaws.

                            ARTICLE 9 - DISSOLUTION

            If it should be deemed advisable in the judgment of the Board of Directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

            At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 (or its successor) of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with
Section 103 (or its successor) of the General Corporation Law of Delaware. Upon such certificate's being effective in accordance with Section 103 (or its successor) of the General Corporation Law of Delaware, the corporation shall be dissolved.

            Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 (or its successor) of the General Corporation Law of Delaware. Upon such consent becoming effective in accordance with Section 103 (or its successor) of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the Secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the Secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

                             ARTICLE 10 - CUSTODIAN

      10.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES. The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

                  (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors;

                  (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the Board of Directors cannot be obtained and the stockholders are unable to terminate this division; or

                  (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

      10.2 DUTIES OF CUSTODIAN. The custodian shall have all the powers and title of a receiver appointed under Section 291 (or its successor) of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) (or its successor) or 352(a)(2) (or its successor) of the General Corporation Law of Delaware.